                         ABR INFORMATION SERVICES, INC.


                          34125 U.S. Highway 19 North
                        Palm Harbor, Florida 34684-2116


                       SUPPLEMENT TO PROXY STATEMENT FOR
                      1996 ANNUAL MEETING OF SHAREHOLDERS




To the Shareholders of
ABR Information Services, Inc.:


                 This is a supplement, dated November 25, 1996, to the proxy statement, dated November 8, 1996 (the "Proxy Statement"), furnished in connection with the solicitation of proxies on behalf of the Board of Directors of ABR Information Services, Inc. (the "Company") for the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of the Company. This supplement updates the Proxy Statement for certain developments that have occurred since the date of the Proxy Statement.

                 Effective November 12, 1996, Vincent Addonisio was removed as Executive Vice President, Chief Financial Officer and Treasurer of the Company due to differences with the Board of Directors. Mr. Addonisio joined the board of directors of another company that recently completed its initial public offering. He also serves as a member of several committees of such board, including the executive committee. Mr. Addonisio neither requested nor received approval prior to joining such company's board. The Board of Directors believes Mr. Addonisio to be in violation of his employment contract. The Board of Directors also believes that the company whose board Mr. Addonisio joined is an actual or potential competitor of the Company in important areas of its business. Mr. Addonisio has filed a lawsuit against the Company alleging breach of his employment contract and against the Company and James E. MacDougald, Chairman of the Board, President and Chief Executive Officer of the Company, alleging defamation. The lawsuit alleges that Mr. MacDougald has made false statements regarding Mr. Addonisio to both the financial community and the media. Mr. MacDougald denies these allegations. The Company and Mr. MacDougald, while intending to vigorously defend this lawsuit, are currently engaged in discussions with Mr. Addonisio in an attempt to reach a settlement. Mr. Addonisio was a party to an employment contract with the Company and his removal, as well as the lawsuit, involves various elements of his compensation arrangements including his stock options as set forth in the Proxy Statement.

                 The Board of Directors has elected Reva R. Maskewitz to replace Mr. Addonisio as acting Chief Financial Officer pending the outcome of a search for a new Chief Financial Officer. Ms. Maskewitz has served the Company and/or its subsidiaries as the Controller since 1989 and Vice President-Finance since 1991. The Board of Directors has appointed a committee of directors, consisting of James E. MacDougald, Mark M. Goldman and Thomas E. Costello, to oversee the search for one or more suitable replacements to fill, on a permanent basis, the vacancies created by Mr. Addonisio's removal.

                 On November 20, 1996 Mr. Addonisio resigned as a Director of the Company and withdrew as a nominee for election as a Director at the Annual Meeting. The Board is not proposing for election a successor director or nominee to Mr. Addonisio and has reduced the size of the Board to four directors.

                 As set forth in the Proxy Statement, the Board of Directors has nominated Mr. MacDougald, and Thomas F. Costello for election as directors to hold office until the 1999 Annual Meeting of Shareholders and until each of their respective successors is duly elected and qualified. These nominations are not affected by the foregoing discussion, and the Board of Directors urges each shareholder to vote "for" the two nominees.

                 As set forth in the Proxy Statement, the Company's Annual Meeting will be held at the Hyatt Regency Westshore, 6200 Courtney Campbell Causeway, Tampa, Florida, on Friday, December 6, 1996 at 10:00 a.m., Eastern Standard Time, to consider the election of two directors (as described above) and the other matters set forth in the Notice of Annual Meeting previously mailed to shareholders. The record date for the 1996 Annual Meeting, October 18, 1996, will remain unchanged.

                 Enclosed is another proxy for the Annual Meeting and a return envelope. IF YOU HAVE NOT ALREADY RETURNED YOUR COMPLETED PROXY, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. IF YOU HAVE ALREADY RETURNED YOUR PROXY, YOU NEED NOT RETURN THE ENCLOSED PROXY UNLESS YOU WISH TO CHANGE YOUR VOTE, WHICH YOU MAY ACCOMPLISH BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. Note, however, that in no circumstance will any proxy be voted for Mr. Addonisio. Such new proxy when received will supersede your earlier proxy. In any event, execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Secretary of the Company written notice thereof; (ii) submitting a duly executed Proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person.

                 The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. To assist in the solicitation of proxies, the Company has engaged Morrow & Co., Inc. ("Morrow") for a fee of $3,500, plus reasonable out-of-pocket expenses. Morrow will also be paid $3.50 per shareholder for communications made by telephone. In addition, the Company will reimburse brokers, banks and other persons holding stock in their names, or in the names of nominees, for their expenses in sending these proxy materials to beneficial owners. Proxies may be solicited by present or former directors, officers and other employees of the

Company, who will receive no additional compensation therefor, through the mail and through the telephone, fax, e-mail or telegraphic communications to, or by meetings with, shareholders or their representatives.


                                        By Order of the Board of Directors,



                                        SUZANNE M. MACDOUGALD, SECRETARY


November 22, 1996

                     1996 ANNUAL MEETING OF SHAREHOLDERS OF
                         ABR INFORMATION SERVICES, INC.

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS


         The undersigned hereby appoints James E. MacDougald as proxy, with full power of substitution, to represent and to vote all shares of voting common stock of ABR INFORMATION SERVICES, INC., a Florida corporation (the "Company"), at the Annual Meeting of Shareholders of the Company to be held on Friday, December 6, 1996, at 10:00 a.m., EST, and at any adjournment thereof, hereby revoking any and all heretofore given:

         1.      Election of directors:

                 [ ] FOR THE ELECTION OF JAMES E. MACDOUGALD and THOMAS F. COSTELLO for term expiring in 1999 (collectively, the "Nominees")

                 [ ]      WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEES

(INSTRUCTION: To withhold authority to vote for any individual Nominee, strike a line through the Nominee's name in the list above.)

         2. Approval of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of voting common stock from 20,000,000 to 100,000,000.

                 [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

         3. Approval of the Company's 1996 Non-Employee Director Stock Option Plan.

                 [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

         4. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

                                   (continued, and to be signed on reverse side)

                          (continued from other side)

                 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES, FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION AND FOR THE APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.



                                        DATED:__________________________, 1996



                                        ________________________________________
                                        Signature of Shareholder


                                        ________________________________________
                                        Signature of Shareholder if held jointly

         Please sign exactly as your name appears hereon. If shares owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. If a corporation, please sign full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

             PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
                          PROMPTLY USING THE ENCLOSED
                             POSTAGE PAID ENVELOPE.